                                                                   EXHIBIT 10.21










                    COMERICA INCORPORATED 1999 DISCRETIONARY
                           DIRECTOR FEE DEFERRAL PLAN

                              COMERICA INCORPORATED
                  1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN



                                TABLE OF CONTENTS


SECTION I - PURPOSE............................................................1

SECTION II - DEFINITIONS.......................................................1

SECTION III - ELIGIBILITY......................................................2

SECTION IV - PROCEDURES RELATING TO DEFERRALS..................................2

SECTION V - CREDITING OF EARNINGS TO ACCOUNTS..................................4

SECTION VI - DISTRIBUTION OF DEFERRED FEES.....................................5

SECTION VII - DESIGNATION OF BENEFICIARY.......................................5

SECTION VIII - MISCELLANEOUS PROVISIONS........................................6


EXHIBIT A1 - NOTICE OF ELECTION TO DEFER....................................A1-1

EXHIBIT A2 - NOTICE OF ELECTION TO DEFER....................................A2-1

EXHIBIT B - NOTICE OF CANCELLATION OF DEFERRAL ELECTION......................B-1

EXHIBIT C - REALLOCATION OF INVESTMENT.......................................C-1

EXHIBIT D - BENEFICIARY DESIGNATION FORM.....................................D-1

                              COMERICA INCORPORATED
                  1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN


SECTION I - PURPOSE

The purpose of this Plan is to allow an eligible director to defer compensation, under the conditions provided herein, into a Mutual Fund Unit Account. The funds in each eligible director's Mutual Fund Unit Account are hypothetically invested in mutual funds designated by the Committee from time to time. No more than one-half of the Director Fees of each Company director may be allocated, on the director's behalf, into a Mutual Fund Unit Account. Any director of any Subsidiary of the Company or an Advisory Board may defer all or a portion of his or her Director Fees into a Mutual Fund Unit Account.

SECTION II - DEFINITIONS

The following words and phrases, wherever capitalized, shall have the following meanings respectively:

         A. "Advisory Board" means a special board of directors appointed to advise a Subsidiary of the Company.

         B. "Beneficiary(ies)" means such individual(s) or entity(ies) designated on the most recent Beneficiary Designation the director has submitted to the Corporate Secretary.

         C. "Beneficiary Designation" means a beneficiary designation on the form attached hereto as Exhibit "C", as such form may be modified by the Plan Administrator from time to time.

         D. "Cancellation of Deferral Election" means a written notice of cancellation of election to defer unearned fees on the form attached hereto as Exhibit "B", as such form may be modified by the Plan Administrator from time to time.

         E. "Code" means the Internal Revenue Code of 1986, as amended.

         F. "Committee" means the Directors' Committee of the Board of Directors of Comerica Incorporated.

         G. "Company" means Comerica Incorporated, a Delaware corporation.

         H. "Corporate Secretary" means the Secretary of Comerica Incorporated.

         I. "Deferral Election" means a written notice to defer the payment of director fees on one of the applicable forms attached hereto as Exhibits "A1 or A2", as such form may be modified by the Plan Administrator from time to time.

         J. "Director Fees" means a director's annual retainer, fees for attending board meetings, fees for attending meetings of any committee of the board, if any, and fees for serving as chairman of any committee of the board.

         K. "Mutual Fund Unit Account" means an account established under
Section V of this Plan in the name of each director to record those fees that have been deferred to such account and earnings thereon.

         L. "Participant" means an eligible director for whom a Mutual Fund Unit Account is maintained under the Plan.

         M. "Plan" means the Comerica Incorporated 1999 Discretionary Director Fee Deferral Plan," the provisions of which are set forth herein, as it may be amended from time to time.

         N. "Plan Administrator" means one or more individuals appointed by the Committee to handle the day-to-day administration of the Plan.

         O. "Reallocation Form" means a written notice to reallocate a deferred Director Fees on the form attached hereto as Exhibit C, as such form may be modified by the Plan Administrator from time to time.

         P. "Subsidiary" means any corporation, partnership or other entity, a majority of whose stock or interests is owned by Comerica Incorporated.

         Q. "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

SECTION III - ELIGIBILITY

Each director of the Company, each director of any Subsidiary of the Company and each director of an Advisory Board of a Subsidiary of the Company shall be eligible to participate in the Plan provided any such director is not an employee of the Company or an employee of any Subsidiary of the Company.

SECTION IV - PROCEDURES RELATING TO DEFERRALS

         A.    Deferral of Directors Compensation.

               1. Deferral for Directors of the Company. No more than one-half of the Director Fees of each of the Company's directors shall be subject to a Deferral Election (other than length of deferral and schedule of pay-out) under this Plan. The remainder of the Directors' Fees of each Company director shall be deferred automatically as provided in the Comerica Incorporated 1999 Common Stock Director Fee Deferral Plan. The minimum period of deferral for Director Fees deferred pursuant to this Section IV (A) shall be the lesser of the number of years remaining before regular retirement or five years. In the event a Company director does not indicate the period of deferral for such fees on the Deferral Election, such fees shall be deferred for a period of five years and paid out in a single lump sum.

               2. Deferral for Directors of any Subsidiary. Directors of any Subsidiary of the Company may defer any portion of their compensation under this Plan or the Comerica Incorporated 1999 Common Stock Director Fee Deferral Plan. The minimum period of deferral for Director Fees deferred pursuant to this
Section IV (A) shall be the lesser of the number of years remaining before regular retirement or five years. In the event a director of any Subsidiary of the Company does not indicate the period of deferral, such fees shall be deferred for a period of five years and paid out in a single lump sum.

               3. Deferral for Directors of any Advisory Board. Directors of an Advisory Board of any Subsidiary of the Company may defer any portion of their compensation under this Plan or the Comerica Incorporated 1999 Common Stock Director Fee Deferral Plan. The minimum period of deferral for Director Fees deferred pursuant to this Section IV (A) shall be the lesser of the number of years remaining before regular retirement or five years. In the event a director of an Advisory Board of any Subsidiary of the Company does not indicate the period of deferral, such fees shall be deferred for a period of five years and paid out in a single lump sum.

         B. Elective Deferral Procedures. Any eligible director wishing to defer Director Fees which are subject to a Deferral Election must submit a Deferral Election to the Corporate Secretary at 500 Woodward, MC 3391, Detroit, Michigan 48226-3391 or such other person designated by the Chief Executive Officer of the Company from time to time, prior to the beginning of the service year during which the fees are to be earned (from annual meeting of shareholders to annual meeting of shareholders). However, any newly-appointed or newly-elected director may submit a Deferral Election within sixty days of his or her appointment or election. A Deferral Election pursuant to this Plan may cover all or a portion of Director Fees which may be deferred pursuant to this Plan but shall not cover amounts subject to an automatic allocation pursuant to the Comerica Incorporated 1999 Common Stock Director Fee Deferral Plan, and shall designate in which mutual fund and in what proportions the Director Fees under this Plan so deferred will be recorded.

        1. Irrevocability. A director may not modify or revoke a Deferral Election (except to the extent permitted to reallocate among investment options), once the director has performed the services that entitle the director to the fees. If a director has submitted a Deferral Election relating to fees to be earned in the future, he or she may modify such election by submitting a new Deferral Election prior to the beginning of the calendar year in which the fees will be earned. Any such Deferral Election will supersede any previous Deferral Election as it relates to fees to be earned in future years.

        2. Cancellation. A Deferral Election may be canceled by submitting a Cancellation of Deferral Election in form and substance as provided in Exhibit B attached hereto, as such form may be modified by the Plan Administrator from time to time. A director who cancels a Deferral Election may not submit a new Deferral Election before at least twelve months have elapsed from the effective date of the cancellation.

SECTION V - CREDITING OF EARNINGS TO ACCOUNTS

Director Fees which have been deferred under this Plan shall be credited to Mutual Fund Unit Accounts created by and recorded on the books of the Company from time to time. As of the last day of each month or on a more frequent basis if practicable, each Mutual Fund Unit Account shall be adjusted as follows:


         A. Mutual Fund Unit Account shall be "hypothetically invested" in one of the mutual funds offered for investment by the Committee and designated by each director. In the event the sponsor of said mutual fund ("Sponsor") has established a rabbi trust for its own benefit to fund the Sponsor's obligations under this Plan, the purchase price for the mutual fund shares shall be the actual price of the shares the Sponsor purchases on the open market on the day of the deferral of the Director Fees. In the event that the Sponsor has not established a rabbi trust, the purchase price shall be based upon the closing price for the mutual fund shares on the exchange of which the mutual fund is listed on the day that the Director Fees would have otherwise been paid to the director had they not been deferred. No director shall have any right to vote any shares of the Sponsor's mutual funds held in the rabbi trust except to the extent otherwise permitted by the terms of the rabbi trust.

         1. The account shall first be charged with any distributions made during the month or on a more frequent basis if practicable;

         2. The account shall then be credited with earnings, gains and losses for the month based upon the closing price for the designated mutual fund on the exchange of which said fund is listed as of the last day of such month or on a more frequent basis if practicable, plus any dividends paid during such period.

         3. The account shall then be credited with the amount, if any, of Director Fees deferred and designated to be credited to such account during such month or on a more frequent basis if practicable.

         B. Reallocation of Investment Options. Each director may reallocate all or a portion of his or her Mutual Fund Unit Account to change the percentage(s) of an investment and/or designate an alternate mutual fund as an investment option by submitting a Reallocation Form in form and substance as provided in Exhibit "C" to the Corporate Secretary or such other person designated by the Chief Executive Officer of the Company from time to time. The Plan Administrator may delay any reallocation request because of a trading blackout period or any other trading restriction which may be imposed on the Company, whether voluntary or involuntary. No transfers between investment options will be allowed if prohibited by the rules applicable to the particular mutual fund from or to which a transfer is to be made or by rules adopted by the Plan Administrator and communicated to the directors.

SECTION VI - DISTRIBUTION OF DEFERRED FEES

         A. Time and Manner. Distribution of each Participant's account shall be made in cash at such time and in such manner, i.e., a lump sum or installments, as the Participant has specified in the Deferral Election(s) submitted to the Corporate Secretary or as otherwise required by Section IV(A).

         B. Installment Payments. Installment payments under an installment payment option may not exceed ten years. The amount of each installment payment shall be determined by multiplying the balance of the Mutual Fund Unit Account on the date the installment is scheduled to be paid by a fraction, the numerator of which is one and the denominator of which is the number of unpaid installments remaining at such time. If a Participant who is receiving installment payments dies prior to receiving the balance of his or her account, the unpaid balance shall be paid in one lump sum to the Participant's Beneficiary(ies) not later than the 15th day of the month following the month in which the Participant's death occurred.

         C. Hardship Distributions. In the event of an Unforeseeable Emergency involving a Participant which occurs prior to distribution of the entire balance of the Participant's Mutual Fund Unit Account, the Committee may, in its sole discretion, distribute to the Participant in a single sum an amount equal to such portion of such account as shall be necessary, in the judgment of the Committee, to alleviate the financial hardship occasioned by the Unforeseeable Emergency. Any Participant desiring a distribution under the Plan on account of an Unforeseeable Emergency shall submit to the Committee a written request for such distribution which sets forth in reasonable detail the Unforeseeable Emergency which would cause the Participant severe financial hardship, and the amount which the Participant believes to be necessary to alleviate the financial hardship. In determining whether to grant any requested hardship distribution, the Committee shall adhere to the requirements of Section 1.457-2(h)(4) of the Income Tax Regulations (or to any successor regulations dealing with the same subject matter), the provisions of which are incorporated herein by reference.

         D. Cash Out Distributions. If, at the time an installment distribution of a Mutual Fund Unit Account in the name of any Participant is scheduled to commence, the fair market value of such account does not exceed $10,000, then, notwithstanding an election by the Participant that such account be distributed in installments, the balance of such account shall be distributed to the Participant in a single sum on or about the date the first installment is scheduled to be made.

SECTION VII - DESIGNATION OF BENEFICIARY

Upon becoming a Participant of the Plan, each director shall submit to the Corporate Secretary or such other person designated by the Chief Executive Officer of the Company from time to time a Beneficiary Designation on the form attached as Exhibit "D" designating one or more Beneficiaries to whom payments otherwise due the Participant shall be made in the event of the Participant's death before distribution of the Participant's Mutual Fund Unit Account has been completed. A Beneficiary Designation will be effective only if it is signed by the Participant and submitted to the Corporate Secretary before the Participant's death.

Any Beneficiary Designation submitted to the Corporate Secretary will supersede any previous Beneficiary Designation so submitted. If the primary beneficiary shall predecease the Participant or the primary beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, amounts remaining unpaid at the time of the Participant's death shall be paid to the alternate beneficiary(ies) who survive the Participant. If there are no alternate beneficiaries living or in existence at the date of the Participant's death, the balance of the account shall be paid in one lump sum to the legal representative of the Participant's estate.

SECTION VIII - MISCELLANEOUS PROVISIONS

         A. Nonalienation of Benefits. Neither the Participant nor any Beneficiary designated by him or her shall have any right to alienate, assign, or encumber any amount that is or may be payable hereunder, nor may any such amount be subject to attachment, garnishment, levy, execution or other legal or equitable process for the debts, contracts, liabilities, engagements or acts of any Participant or Beneficiary.

         B. Administration of Plan. Full power and authority to construe, interpret, and administer the Plan shall be vested in the Directors' Committee of the Board of Directors of the Company. To the extent permitted by law, the Committee may delegate any authority it possesses to the Plan Administrator. To the extent the Committee has delegated authority concerning a matter to the Plan Administrator, any reference in the Plan to the "Committee" insofar as it pertains to such matter, shall refer likewise to the Plan Administrator. Decisions of the Committee shall be final, conclusive, and binding upon all parties.

         C. Amendment or Termination. The Board of Directors of the Company may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not affect the rights of Participants or Beneficiaries to the amounts in the Mutual Fund Unit Account of such amendment or termination. The Plan Administrator may make any amendments to the Plan, including forms under the Plan, recommended by the Company's legal counsel which are necessary or appropriate to keep the Plan and forms in compliance with applicable laws. The Company reserves the right to accelerate distribution of fees deferred hereunder in the event the Plan is terminated.

         D. Effective Date. This Plan is intended to constitute an amendment and restatement of a prior plan maintained by the Company captioned "Comerica Incorporated Director Fee Deferral Plan". The Plan was approved by the Board of Directors of Company on May 21, 1999. The version of the Plan contained in this document shall be effective to defer monies to be earned from and after January 1, 1997, and the earnings rate contained in this version of the Plan shall apply to existing accounts under the Plan beginning January 1, 1997. Except for the earnings rate, monies deferred under prior versions of the Plan shall remain subject to prior deferral elections.

         E. Statements to Participants. Statements will be provided to Participants under the Plan on at least an annual basis.

         F. Nonforfeitability of Participant Accounts. Each Participant shall be fully vested in his or her Mutual Fund Unit Account created by Company from time to time.

         G. Successors Bound. The contractual agreement between Comerica Incorporated and each Participant resulting from the execution of a Deferral Election shall be binding upon and inure to the benefit of Comerica Incorporated, its successors and assigns, and to the Participant and to the Participant's heirs, executors, administrators and other legal representatives.

         H. Governing Law and Rules of Construction. This Plan shall be governed in all respects, whether as to construction, validity or otherwise, by applicable federal law and, to the extent that federal law is inapplicable, by the laws of the State of Michigan. Each provision of this Plan shall be treated as severable, to the end that, if any one or more provisions shall be adjudged or declared illegal, invalid or unenforceable, this Plan shall be interpreted, and shall remain in full force and effect, as though such provision or provisions had never been contained herein. It is the intention of Comerica Incorporated that the Plan established hereunder be "unfunded" for income tax purposes, whether or not the Company establishes a rabbi trust, and the provisions hereof shall be construed in a manner to carry out that intention.

         I. Ownership of Fee Deferrals. Title to and beneficial ownership of any assets, of whatever nature, which may be allocated by Comerica Incorporated to any Mutual Fund Unit Account in the name of any Participant shall at all times remain with Comerica Incorporated, and no Participant or Beneficiary shall have any property interest whatsoever in any specific assets of Comerica Incorporated by reason of the establishment of the Plan. The rights of each Participant and Beneficiary hereunder shall be limited to enforcing the unfunded, unsecured promise of Comerica Incorporated to pay benefits under the Plan, and the status of any Participant or Beneficiary shall be that of an unsecured general creditor of Comerica Incorporated.

                                                                    EXHIBIT "A1"


                              COMERICA INCORPORATED
                           DIRECTOR FEE DEFERRAL PLANS

               FORM APPLICABLE TO COMERICA INCORPORATED DIRECTORS

                         NOTICE OF ELECTION TO DEFER AND
                    DISTRIBUTION OF DEFERRED DIRECTORS' FEES

A DIRECTOR WHO WISHES TO DEFER FEES PURSUANT TO THE COMERICA INCORPORATED 1999 COMMON STOCK DIRECTOR FEE DEFERRAL PLAN OR COMERICA INCORPORATED 1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN (COLLECTIVELY CALLED "PLANS") SHOULD CHECK APPLICABLE BOXES,
SIGN AND DATE THE FORM AND RETURN IT TO:

                                ALBERT P. TAYLOR
                              COMERICA INCORPORATED
                                500 WOODWARD AVE
                               31ST FLOOR, MC 3382
                          DETROIT, MICHIGAN 48226-3382

A.        I SERVE AS DIRECTOR ON THE COMERICA INCORPORATED BOARD.

B. ELECTION TO DEFER FEES. PURSUANT TO PROVISIONS OF THE ABOVE REFERENCED PLANS, I HEREBY ELECT TO HAVE THE FEES WHICH ARE PAYABLE TO ME FOR RENDERING SERVICES AS A MEMBER OF THE BOARD OF DIRECTORS OF COMERICA INCORPORATED DEFERRED IN THE MANNER SPECIFIED BELOW. I UNDERSTAND THAT AT LEAST ONE-HALF OF MY DIRECTOR FEES SHALL BE DEFERRED INTO THE COMERICA COMMON STOCK FUND. I UNDERSTAND AND AGREE THAT THIS ELECTION SHALL BECOME EFFECTIVE ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IMMEDIATELY FOLLOWING RECEIPT OF THIS NOTICE OF ELECTION BY THE OFFICE OF THE CHAIRMAN OF COMERICA INCORPORATED OR ON THE FIRST DAY OF THE MONTH FOLLOWING RECEIPT BY SUCH IF I AM A NEWLY ELECTED DIRECTOR OF COMERICA INCORPORATED. I UNDERSTAND THAT THIS ELECTION SHALL BE IRREVOCABLE WITH RESPECT TO FEES ONCE I HAVE PERFORMED THE SERVICES WHICH ENTITLE ME TO RECEIVE SUCH FEES. THIS ELECTION SHALL CONTINUE IN EFFECT UNTIL I MODIFY OR REVOKE IT.

C.       PERCENTAGE OF FEES TO BE DEFERRED:

MANDATORY                           50%     COMERICA COMMON STOCK FUND








                                      A1-1

DISCRETIONARY
(SELECT UP TO 50%)
                           ____     COMERICA COMMON STOCK FUND

                           ____     MUNDER INDEX 500 FUND

                           ____     MUNDER BOND FUND

                           ____     MUNDER SHORT TERM BOND FUND

                           ____     MUNDER SMALL COMPANY GROWTH FUND

                           ____     MUNDER CASH INVESTMENT FUND

D. YEAR DISTRIBUTION OF DEFERRED FEES IS TO COMMENCE (MUST BE A MINIMUM OF 5 YEARS, EXCEPT IN THE CASE OF RETIREMENT, IN WHICH CASE PAYMENTS MAY BEGIN IN THE YEAR OF RETIREMENT): 20__

PAYMENTS WILL BE MADE OR COMMENCE ON MAY 30TH OF THE YEAR SELECTED.


E.       PAYMENT METHOD DESIRED:

         ___   LUMP SUM

         ___ INSTALLMENTS OVER _____ YEARS (YOU MAY CHOOSE 2, 5 OR 10 YEARS). (THE BALANCE OF ANY FEE DEFERRAL ACCOUNT WILL BE DISTRIBUTED IN ONE LUMP SUM TO THE DIRECTOR'S DESIGNATED BENEFICIARY IF THE DIRECTOR DIES BEFORE RECEIPT OF ALL INSTALLMENT PAYMENTS).


         FREQUENCY OF INSTALLMENTS:

         ___   ANNUALLY

         ___   EVERY 3 MONTHS

DATE:    MAY 21, 1999                                __________________________
         ------------
                                                     SIGNATURE OF DIRECTOR

Name           _______________________________

Address        _______________________________

               _______________________________

Social Security # __________________________



                                      A1-2

                                                                    EXHIBIT "A2"

                              COMERICA INCORPORATED
                           DIRECTOR FEE DEFERRAL PLANS

                  FORM APPLICABLE TO BANK OR ADVISORY DIRECTORS

                         NOTICE OF ELECTION TO DEFER AND
                    DISTRIBUTION OF DEFERRED DIRECTORS' FEES

A DIRECTOR WHO WISHES TO DEFER FEES PURSUANT TO THE TERMS OF THE COMERICA INCORPORATED 1999 COMMON STOCK DIRECTOR FEE DEFERRAL PLAN OR THE COMERICA INCORPORATED 1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN (COLLECTIVELY CALLED "PLANS") SHOULD CHECK APPLICABLE BOXES, COMPLETE THE OTHER PORTIONS OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO:

                                ALBERT P. TAYLOR
                              COMERICA INCORPORATED
                                500 WOODWARD AVE
                               31ST FLOOR, MC 3382
                          DETROIT, MICHIGAN 48226-3382

A.       BOARD ON WHICH I SERVE AS DIRECTOR:

         ___   COMERICA BANK
         ___   COMERICA BANK- CALIFORNIA
         ___   COMERICA BANK - TEXAS
         ___   COMERICA ADVISORY BOARD

B. ELECTION TO DEFER FEES. PURSUANT TO PROVISIONS OF THE ABOVE REFERENCED PLANS, I HEREBY ELECT TO HAVE THE FEES SPECIFIED BELOW WHICH BECOME PAYABLE TO ME FOR RENDERING SERVICES AS A MEMBER OF THE BOARD OF DIRECTORS ON WHICH I SERVE DEFERRED IN THE MANNER SPECIFIED BELOW. I UNDERSTAND AND AGREE THAT THIS ELECTION SHALL BECOME EFFECTIVE ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS, IMMEDIATELY FOLLOWING RECEIPT OF THIS ELECTION BY THE OFFICE OF THE CHAIRMAN OF COMERICA INCORPORATED OR ON THE FIRST DAY OF THE MONTH FOLLOWING RECEIPT BY SUCH IF I AM NEWLY ELECTED DIRECTOR OF COMERICA. I UNDERSTAND THAT THIS ELECTION SHALL BE IRREVOCABLE WITH RESPECT TO FEES ONCE I HAVE PERFORMED THE SERVICES WHICH ENTITLE ME TO RECEIVE SUCH FEES. THIS ELECTION SHALL CONTINUE IN EFFECT UNTIL I MODIFY OR REVOKE IT.

                                      A2-1

C.       PERCENTAGE OF FEES TO BE DEFERRED

         DISCRETIONARY
         (SELECT UP TO 100%)
                           _______ COMERICA COMMON STOCK FUND

                           _______ MUNDER INDEX 500 FUND

                           _______ MUNDER BOND FUND

                           _______ MUNDER SHORT TERM BOND FUND

                           _______ MUNDER SMALL COMPANY GROWTH FUND

                           _______ MUNDER CASH INVESTMENT FUND


D.       YEAR DISTRIBUTION OF DEFERRED FEES IS TO COMMENCE:      20__
         PAYMENTS WILL BE MADE OR COMMENCE ON MAY 30TH OF THE YEAR SELECTED.

E.       PAYMENT METHOD DESIRED:

         ___      LUMP SUM

         ___ INSTALLMENTS OVER _____ YEARS (YOU MAY CHOOSE 2, 5 OR 10 YEARS). (THE BALANCE OF ANY FEE DEFERRAL ACCOUNT WILL BE DISTRIBUTED IN ONE LUMP SUM TO THE DIRECTORS DESIGNATED BENEFICIARY IF THE DIRECTOR DIES BEFORE RECEIPT OF ALL INSTALLMENT PAYMENTS).

         FREQUENCY OF INSTALLMENTS:

         ___   ANNUALLY

         ___   EVERY 3 MONTHS

DATE:    MAY 21, 1999                                   _______________________

                                                        SIGNATURE OF DIRECTOR

NAME           _________________________________

ADDRESS        _________________________________

               _________________________________

SOCIAL SECURITY # _____________________________

                                      A2-2

                                                                     EXHIBIT "B"

                              COMERICA INCORPORATED
                           DIRECTOR FEE DEFERRAL PLAN

                   NOTICE OF CANCELLATION OF DEFERRAL ELECTION



         A DIRECTOR WHO WISHES TO CANCEL A DEFERRAL ELECTION SHOULD SIGN AND DATE THIS FORM AND RETURN IT TO:


                                  ALBERT TAYLOR
                              COMERICA INCORPORATED
                                500 WOODWARD AVE
                               31ST FLOOR, MC 3382
                          DETROIT, MICHIGAN 48226-3382


         PURSUANT TO PROVISIONS OF THE ABOVE REFERENCED PLAN, I HEREBY CANCEL MY DEFERRAL ELECTION UNDER THE PLAN EFFECTIVE AS OF THE FIRST DAY OF THE MONTH FOLLOWING YOUR RECEIPT OF THIS NOTICE OF CANCELLATION OF DEFERRAL ELECTION. THIS CANCELLATION SHALL APPLY ONLY TO UNEARNED FEES THAT WOULD, BUT FOR THIS CANCELLATION, BE DEFERRED UNDER MY PRIOR DEFERRAL ELECTION. ANY FEES I HAVE PREVIOUSLY ELECTED TO DEFER THAT HAVE ALREADY BEEN EARNED THROUGH MY RENDERING OF SERVICES SHALL REMAIN SUBJECT TO MY PRIOR DEFERRAL ELECTION.




DATE: __________________                           ___________________________
                                                     SIGNATURE OF DIRECTOR

NAME:          ___________________________________

ADDRESS:       ___________________________________

               ___________________________________


SOCIAL SECURITY # _____________________________

                                                                     EXHIBIT "C"

                              COMERICA INCORPORATED
                           DIRECTOR FEE DEFERRAL PLAN

                  NOTICE OF REALLOCATION OF INVESTMENT OPTIONS


         A DIRECTOR WHO WISHES TO REALLOCATE INVESTMENT OPTIONS OF DEFERRED DIRECTOR FEES SHOULD SIGN AND DATE THIS FORM AND RETURN IT TO:


                                  ALBERT TAYLOR
                              COMERICA INCORPORATED
                                500 WOODWARD AVE
                               31ST FLOOR, MC 3382
                          DETROIT, MICHIGAN 48226-3382


         PURSUANT TO PROVISIONS OF THE COMERICA INCORPORATED 1999 DISCRETIONARY DIRECTOR DEFERRAL FEE PLAN, I HEREBY CANCEL MY PREVIOUS INVESTMENT OPTION ALLOCATION UNDER THE PLAN EFFECTIVE AS OF THE FIRST DAY OF THE MONTH FOLLOWING YOUR RECEIPT OF THIS NOTICE OF REALLOCATION OF INVESTMENT OPTION. ANY FEES I HAVE PREVIOUSLY ELECTED TO DEFER WILL BE REALLOCATED IN SUCH PORTIONS AND TO SUCH FUND(S) AS DESIGNATED BELOW:

         PERCENTAGE OF FEES TO BE DEFERRED

         DISCRETIONARY
         (SELECT UP TO 100%)

                           _______ COMERICA COMMON STOCK FUND

                           _______ MUNDER INDEX 500 FUND

                           _______ MUNDER BOND FUND

                           _______ MUNDER SHORT TERM BOND FUND

                           _______ MUNDER SMALL COMPANY GROWTH FUND

                           _______ MUNDER CASH INVESTMENT FUND


_______________________________                           ________________
     SIGNATURE OF DIRECTOR                                      DATE

                                                                     EXHIBIT "D"


                              COMERICA INCORPORATED
                           DIRECTOR FEE DEFERRAL PLAN

                          BENEFICIARY DESIGNATION FORM

         A DIRECTOR WHO IS SUBMITTING AN ELECTION TO DEFER FEES SHOULD COMPLETE THIS FORM, SIGN AND DATE IT AND RETURN IT TO:

                                  ALBERT TAYLOR
                              COMERICA INCORPORATED
                               500 WOODWARD AVENUE
                               31ST FLOOR, MC 3382
                          DETROIT, MICHIGAN 48226-3382

         PURSUANT TO THE PROVISIONS OF THE COMERICA INCORPORATED 1999 COMMON STOCK DIRECTOR FEE DEFERRAL PLAN OR THE COMERICA INCORPORATED 1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN (THE "PLAN), I HEREBY DESIGNATE THE PERSON(S) NAMED BELOW AS BENEFICIARY OF ALL SUMS HELD UNDER THE PLAN WHICH ARE OWING TO ME AT THE TIME OF MY DEATH.


A.       PRIMARY BENEFICIARY (CHECK ONE BOX AND PROVIDE RELATED INFORMATION):

         1.    ___ MY SPOUSE.

               NAME OF SPOUSE ___________________   SOCIAL SECURITY#____________

               ADDRESS _________________________________________________

                       _________________________________________________


         2.    ___ THE SUCCESSOR TRUSTEE(S) OF MY REVOCABLE LIVING TRUST.

               CAPTION APPEARING ON TRUST AGREEMENT ____________________________

               DATE OF ORIGINAL OR AMENDED AND RESTATED TRUST AGREEMENT ________

               EMPLOYER IDENTIFICATION NUMBER                 __________________

         3. ___ THE EXECUTOR, ADMINISTRATOR OR PERSONAL REPRESENTATIVE OF MY ESTATE.

         4.    ___ OTHER (EACH BENEFICIARY MUST BE OVER 18 YEARS OF AGE).

         A.    NAME OF BENEFICIARY ________________    SOCIAL SECURITY #_______

               RELATIONSHIP TO DIRECTOR ________________________________

               ADDRESS        __________________________________________

                              __________________________________________

               PORTION OF ACCOUNT TO BE DISTRIBUTED TO THIS BENEFICIARY _______%


         B.    NAME OF BENEFICIARY _____________  SOCIAL SECURITY #____________

               RELATIONSHIP TO DIRECTOR ________________________________

               ADDRESS        __________________________________________

                              __________________________________________

               PORTION OF ACCOUNT TO BE DISTRIBUTED TO THIS BENEFICIARY _______%

               (IF YOU WISH TO NAME MORE THAN TWO BENEFICIARIES, PLEASE SUBMIT DUPLICATE COPIES OF THIS FORM AND INSERT APPROPRIATE PERCENTAGES. PLEASE SIGN AND DATE EACH COPY OF THIS FORM WHICH IS SUBMITTED.)


B.       ALTERNATE BENEFICIARY

         IF ALL PERSONS NAMED ABOVE AS MY PRIMARY BENEFICIARY PREDECEASE ME OR SUCH PERSON(S) AND I DIE IN A COMMON DISASTER UNDER SUCH CIRCUMSTANCES THAT IT IS IMPOSSIBLE TO DETERMINE WHO SURVIVED THE OTHER, THEN I DESIGNATE THE FOLLOWING PERSON AS ALTERNATE BENEFICIARY TO RECEIVE THE SUMS THAT WOULD OTHERWISE HAVE BEEN PAYABLE TO THE PRIMARY BENEFICIARY IF THE PRIMARY BENEFICIARY HAD SURVIVED.

               NAME OF ALTERNATE BENEFICIARY ___________________________

               SOCIAL SECURITY OR EIN # ________________________________

               ADDRESS              ______________________________

                                    ______________________________

         THIS DESIGNATION SUPERSEDES ANY PREVIOUS BENEFICIARY DESIGNATION I MAY HAVE MADE WITH RESPECT TO DEFERRED FEES UNDER THE PLAN, INCLUDING PRIOR VERSIONS OF THE PLAN. I RESERVE THE RIGHT TO CHANGE THE BENEFICIARY(IES) NAMED HEREIN IN ACCORDANCE WITH THE TERMS OF THE PLAN. IF THERE ARE NO ALTERNATE BENEFICIARIES LIVING OR IN EXISTENCE AT THE DATE OF MY DEATH, I UNDERSTAND THAT THE BALANCE OF MY ACCOUNT WILL BE PAID TO THE LEGAL REPRESENTATIVE OF MY ESTATE.



_______________________________                      ________________
    SIGNATURE OF DIRECTOR                                  DATE


_______________________________                      ________________
    SIGNATURE OF WITNESS                                   DATE